METROPOLITAN WEST FUNDS

MetWest Opportunistic High Income Credit Fund

(I Share: MWOPX; M Share: MWORX)

Supplement dated June 13, 2024 to the Prospectus and

the Summary Prospectus, each dated July 29, 2023, as supplemented

The Board of Trustees of Metropolitan West Funds (the “Trust”) has approved the liquidation (the “Liquidation”) of the MetWest Opportunistic High Income Credit Fund (the “Fund”). The Liquidation will occur on or about July 19, 2024 (“Liquidation Date”). This date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales. Effective the close of business on July 10, 2024, the Fund will no longer sell shares to new investors or existing shareholders, including through exchanges into the Fund from other funds of the Trust.

Mechanics. In connection with the Liquidation, any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after the Fund has paid or provided for all of its charges, taxes, expenses, and liabilities. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable and will be made to all shareholders of the Fund of record at the time of the Liquidation. Additionally, the Fund must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final Liquidation distribution. Metropolitan West Asset Management, LLC (“MetWest”), the investment advisor to the Fund, intends to arrange for the distribution of substantially all of the Fund’s net investment income before the Liquidation. MetWest will bear all expenses in connection with the Liquidation to the extent such expenses exceed the amount of the Fund’s normal and customary fees and expenses accrued by the Fund through the Liquidation Date.

Other Alternatives. At any time before the Liquidation Date, shareholders of the Fund may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under “Regular Redemptions” of “How to Redeem Shares” in the Prospectus. Shareholders may also exchange their Fund shares for shares of the same class of any other fund of the Trust, as described in and subject to any restrictions set forth under “Exchanges of Shares” of “How to Redeem Shares” in the Prospectus.

U.S. Federal Income Tax Matters. For tax purposes, with respect to shares held in a taxable account, the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares (i.e., as a sale that may result in gain or loss for federal income tax purposes). Instead of waiting until the Liquidation Date, a shareholder may voluntarily redeem his or her shares before the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses prior thereto. See “Distributions and Taxes” in the Prospectus. Shareholders should consult their tax advisors regarding the tax treatment of the Liquidation.

If you have any questions regarding the Liquidation, please contact the Trust at (800) 241-4671.

Shareholders should retain this Supplement for future reference.